Exhibit 10.3.1
*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED
IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS
BEEN OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER
17 C.F.R. SECTIONS 200-.80(B)(4), 20083 AND 230.406
AMENDMENT NO. 3
TO
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
BETWEEN
CRICKET COMMUNICATIONS, INC.
AND
NORTEL NETWORKS INC.
This Amendment No. 3 (this “Amendment”) is made effective as of October 11, 2005 (the “Amendment No. 3 Effective Date”), by and between Cricket Communications, Inc., a Delaware corporation (the “Owner”), and Nortel Networks Inc., a Delaware corporation (the “Vendor”).
WHEREAS, Owner and Vendor entered into an Amended and Restated System Equipment Purchase Agreement effective December 23, 2002, for the sale, licensing, and purchase of Vendor’s Products and Services, as amended by Amendment No. 1, dated effective February 7, 2003 and Amendment No. 2, dated effective December 22, 2004 (together, the “Contract”); and,
WHEREAS, Owner and Vendor now wish to, among other things, modify the payment terms and add a new volume commitment to the Contract.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Contract as follows:
1.	Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Contract.

2.	Delete recital A of the Contract in its entirety and replace with the following:

“WHEREAS, Owner desires to purchase Deliverables;”

3.	Amend Section 1.1 of the Contract as follows:
(a) Add the following definitions and re-alphabetize the definitions accordingly:
““Amendment No. 3” means that certain Amendment No. 3 to this Contract.
“Approved Affiliate Contract” means any contract between an Affiliate and Vendor that Vendor has identified in writing to Owner as an Approved Affiliate Contract.
“Deliverables” means any Products, Services and Systems ordered under this Contract.

“Existing Markets” means the following Owner markets that are in existence as of the effective date of Amendment No. 3: *** and Central California (which includes Fresno, Merced, Modesto and Visalia).
“Initial Build-Out” means, for any New Market, the build-out of the New Market in the configuration set forth in Exhibit A03 (or, with respect to DORA Products, Exhibit A04) for that Market.
“New Amendment No. 3 Markets” means the following (i) Auction 58 basic trading markets of Owner: Houston, Temple, Killeen, and San Diego; and (ii) additional markets of Owner: ***.
“Net Price” means the price after all discounts, credits, other incentives, but excluding any freight, taxes, shipping, handling, insurance and similar charges.”
(b) Delete the definition of “Contract Term” as modified by Amendment No. 1 to the Contract and replace it with the following:
““Contract Term” means the period commencing on the Amendment No. 3 Effective Date and ending three (3) years therefrom, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by mutual written consent of the parties hereto.”
(c) Delete the definition of “Expansions” in its entirety and replace all references in the Contract to “an Expansion” to “a Deliverable,” and replace all other references in the Contract to “Expansion” or “Expansions” to “Deliverable” or “Deliverables,” respectively.
(d) Delete the definition of “System” and replace it with the following:
“System” means a wireless system comprising Products purchased by Owner for any of the Existing Markets or any of the New Amendment No. 3 Markets, plus any additional Products agreed by the parties as included in any such System.”
(e) Modify the definition of “OEM Equipment” by inserting the words “private labeled by Vendor as a Vendor product or” before “integrated.”
(f) Modify the definition of “Purchase Order” by replacing “in compliance with” with “under this Contract and in compliance with”.
4.	In the second paragraph of Section 2.1 of the Contract replace the words “with respect to the respective purchases made by such entities” with the following: “with respect to the respective purchases made by such entities under this Contract”.

5.	Delete the existing Section 2.4 (Deliverables) to the Contract and replace it with the following:

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

“2.4 Deliverables. During the Contract Term, Owner may, from time to time, order Deliverables from Vendor, subject to the provisions of Section 12 and other terms and conditions of the Contract. The price and terms of such Deliverables shall be as set forth in Exhibit A01, A02, A03 and A04 or via a valid Nortel written quote.”
6.	In Section 2.8(a) of the Contract, replace “Vendor’s receipt from Owner of full payment for” with “shipment of”. In Section 2.8(a)(i) of the Contract replace “from any and all claims, liens” with “from any and all claims, liens (other than any PMSI in effect in accordance with Section 5.3(b)).”

7.	In Sections 2.4 and 5.1 of the Contract, replace the words “A01 and A02” with the following: “A01, A02, A03 and A04”.

8.	In Section 3.2, insert the word “accepted” in front of the words “Purchase Order.”

9.	Delete the existing Section 3.7 (Amendment No. 2 Volume Commitment) to the Contract and replace it with the new Section 3.7 (Amendment No. 3 Volume Commitment) as follows:
“3.7 Amendment No. 3 Volume Commitment. (a) Between the effective date of Amendment No. 3 and the date that is three years thereafter (“Amendment No. 3 Volume Commitment Term”), Owner agrees to purchase/license, make payment for and accept delivery of Vendor Products and Services in a Net Price amount totaling not less than ninety million five hundred thousand dollars ($90,500,000.00USD) (“Amendment No. 3 Volume Commitment”). With respect to the Amendment No. 3 Volume Commitment, Owner will not have failed to satisfy such commitment to the extent that Owner is unable to satisfy such commitment as a result of any of the following: (i) Vendor’s non-acceptance of any purchase order: (A) issued by Owner or an Affiliate under this Contract that complies with the terms and conditions of this Contract, or (B) issued by an Affiliate under an Approved Affiliate Contract that would be eligible to be credited toward the Amendment No. 3 Volume Commitment pursuant to Section 3.7(d); provided that, Owner, an Affiliate under this Contract or an Affiliate under an Approved Affiliate Contract, is not in arrears in its payments obligations under the respective contract and is not in material breach of such respective contract; (ii) Vendor’s failure to timely deliver the products in accordance with the delivery intervals set forth in the applicable contract as described in the preceding; (iii) the products failing to substantially conform to the applicable specifications and either Owner, an Affiliate under this Contract or an Affiliate under an Approved Affiliate Contract, has elected to reject such products on the basis of such non-conformance; or (iv) payments for products or services are not yet due and payable pursuant to applicable payment terms of the respective purchase contract with Vendor. Notwithstanding the preceding, in the event Vendor does not accept or rejects a purchase order due to product unavailability or manufacture discontinue, Owner shall not be excused from the Amendment No. 3 Volume Commitment if Vendor has made available for purchase under the applicable contract a “Substitute Product” that can be used by such purchaser in place of the unavailable or discontinued product with no additional costs related to other additional hardware or software additions or changes, if any, required to achieve at least equivalent operation, except for additional hardware or software additions or changes related to optional functionality, capacity or features used by such purchaser. A “Substitute Product” is a product with at least equivalent functionality, no greater price (other than price increases related solely to optional functionality, capacity or features used by the purchaser), and comparable lead time, as the functionality, price and standard lead time, respectively, of the unavailable or
Nortel Confidential and Proprietary Information

discontinued product. In the event Owner fails to satisfy such Amendment No. 3 Volume Commitment prior to the end of the Amendment No. 3 Volume Commitment Term, Vendor may invoice Owner in an amount equal to *** of the amount of the Amendment No. 3 Volume Commitment that remains unsatisfied. Such invoice shall be due and payable thirty (30) days after Owner’s receipt. Owner’s full payment of such invoiced amount for the unsatisfied Amendment No. 3 Volume Commitment shall be Vendor’s sole remedy with respect to such failure by Owner to satisfy the Amendment No. 3 Volume Commitment, and any such failure to satisfy the Amendment No. 3 Volume Commitment for which such payment has been made shall not be a breach of this Contract.
(b) Prior to the end of the Amendment No. 3 Volume Commitment Term, Owner may purchase Product and/or Service credits in an amount equal to ***, subject to the following. The cumulative total of Product and/or Service credits that may be purchased by Owner pursuant to this Section shall not exceed ***. Any such Product and/or Service credits so purchased shall be deemed to apply towards Owner’s satisfaction of the Amendment No. 3 Volume Commitment. Product and/or Service credits must be used within *** from the date such Product and/or Service credits were purchased, after which such Product and/or Service credits ***.
(c) All purchases by Affiliates under this Contract shall be credited toward the Amendment No. 3 Volume Commitment.
(d) Solely for purposes of determining whether Owner has satisfied the Amendment No. 3 Volume Commitment, all purchases by Affiliates of the same types of Vendor products and services under Approved Affiliate Contracts shall be credited toward the Amendment No. 3 Volume Commitment, except to the extent of any such Affiliate purchases made toward satisfaction of any separate purchase commitment to Vendor in the Approved Affiliate Contract. All purchases by any Affiliate under an Approved Affiliate Contract shall first be applied to such Affiliate’s own purchase commitments to Vendor, if any, in such Approved Affiliate Contract, and after satisfaction of such Affiliate purchase commitments, all amounts for purchases by the Affiliate under the Approved Affiliate Contract shall be credited toward the Amendment No. 3 Volume Commitment. Owner shall provide Vendor with a one-time ninety (90) day advance written notice per Affiliate of its intent to have any such Approved Affiliate Contract purchases credited toward satisfaction of the Amendment No. 3 Volume Commitment.”
(e) In the event that, at any time or from time to time, Owner acquires or is acquired by (by merger, purchase of all stock or other equity interests, or purchase of substantially all assets with an assignment of this Contract or the Affiliate Contract to the acquiror, as applicable) any Affiliate that has a volume purchase commitment to Vendor for the purchase of the same types of Vendor products and services in an Approved Affiliate Contract, then Owner may elect to combine the volume purchase commitments of Owner under this Contract and the Affiliate under the Approved Contract such that the aggregate purchases by Owner and such Affiliate under the terms of their respective contracts with Vendor will be

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

credited against the combined volume purchase commitment, and each of the Owner’s and such acquired Affiliate’s volume purchase commitment will be deemed to be satisfied if the combined volume purchase commitment is satisfied.
8.	Add a new Section 3.8 (Requirements Commitment) to the Contract as follows:
“3.8 Requirements Commitment. During the Amendment No. 3 Volume Commitment Term, Owner commits to purchase/license, and Vendor commits to sell/license, Vendor CDMA Products and Services for an Initial Build-Out for the New Amendment No. 3 Markets (excluding Owner’s *** markets) in the minimum configurations and associated prices as set forth in the “Initial Build Out” sections of Exhibits A03 and A04 to the Contract, attached hereto. All purchases for any New Amendment No. 3 Markets by Affiliates, if any, of the same types of Vendor products and services as provided in Exhibits A03 and A04 shall be considered in determining whether this commitment is satisfied. Owner shall provide Vendor with a one-time ninety (90) day advance written notice per Affiliate of its intent to have any such Approved Affiliate Contract purchases credited toward satisfaction of this commitment.
9.	Delete Section 5.3 (Payment) in its entirety and replace with the following:
“5.3 Payment.
(a) Unless Vendor requires payment in advance as described herein below, Vendor shall invoice Owner as follows:
     (i) With respect to Purchase Orders for *** for Initial Build-Outs only, Vendor shall invoice Owner in accordance with the following schedule: (A) ***; and (B) ***. The acceptance test criteria will be mutually agreed to in writing by the parties. By way of example only, assuming the parties mutually agree to four (4) payment-affecting acceptance test criteria, Vendor may invoice Owner *** of the *** upon satisfactory completion of mutually agreed to acceptance test criteria of each of the four (4) payment-affecting acceptance test criteria. Section 5.5 of the Contract shall not apply to ***.
     (ii) With respect to Purchase Orders, or portions thereof, ***, Vendor will invoice Owner ***, and ***.
     (iii) ***. Invoiced amounts, less good faith disputed amounts, are due and payable within *** from Owner’s receipt of the invoice. Invoicing disputes must be identified in writing within *** of Owner’s receipt of the applicable invoice, provided however that this sentence shall not prejudice in any way Owner’s right to later dispute amounts improperly billed (e.g., double billings, bills in excess of the agreed price, etc.). Any disputed amounts that are determined to be validly billed are due for payment ***. Notwithstanding anything to the contrary set forth herein, in the event of non-payment of an undisputed invoice after the respective due date, ***. Owner shall pay interest on any late payments at the rate of *** per annum (*** per month).

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

(b) Effective as of the effective date of Amendment No. 3, Owner grants to Vendor a first priority purchase money security interest (“PMSI”) in all Products hereafter sold, delivered, provided and/or licensed by Vendor to Owner under this Contract, and Owner agrees to reasonably cooperate with Vendor in the perfection of such security interest, provided that Vendor shall be solely responsible for the preparation and filing of any documentation required to effect such perfection. Vendor shall further promptly take all required actions to terminate such perfected security interest on record as required by applicable law. The PMSI so granted in each Product shall solely secure payment for such Product and shall automatically terminate upon Vendor’s receipt of payment in full for such Product and no PMSI shall continue or attach to any Product or other good sold to Owner for which Vendor has received such payment in full. Owner authorizes Vendor to file financing or continuation statements, including amendments thereto, relating to the PMSI, and Products encumbered thereby, without the signature of Owner where permitted by law.”
10.	Add the following provisions to the end of Section 8.1 (Transportation):
“Wireless switch and switch-related Products shall be shipped to the installation site(s) per the applicable Purchase Order or as instructed by Owner, unless the parties mutually agree in writing to an alternate Owner initial delivery location. Shipment of such Products to any such alternate location may result in additional costs to Owner. Other wireless Products shall be shipped to Owner’s designated initial delivery location. Owner shall be responsible for the coordination of delivery arrangements and for freight, insurance, handling and any other applicable transportation and handing charges incurred in moving delivered Products from Owner’s initial delivery location to the installation sites as required to comply with project schedule dates.”
11.	Delete Section 10.1 (Acceptance Procedures) in its entirety and replace it with the following:
“10.1 Acceptance Procedures. Vendor shall perform acceptance tests mutually agreed to in writing by the parties and in accordance with its published Specifications. Upon successful completion of such acceptance tests or Owner’s use of the respective Products in commercial service, whichever occurs first, the Products and Services shall be deemed accepted for purposes of payment in accordance with Section 5.5 (In-Revenue Payments), except that with respect to *** such commercial service shall not be deemed acceptance.”
12.	In Section 13.1 (RTU License), replace the parenthetical phrase “(capability to move Software from site to site on prior notice to Vendor)” in its entirety with the following:
“(i.e., capability to move Software from site to site on prior notice to Vendor, ***)”
12.	Add a new Section 14.4 to the Contract as follows.
“14.4 Product Relocation. Owner may move/utilize Products purchased for *** pricing as amended by Amendment No. 3 ***.”

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

13.	Delete the first sentence of Section 13.5 (Termination and Survival) and replace it with the following:
“The rights and obligations of Owner under the RTU License shall survive the termination of this Contract, regardless of the cause of termination provided Owner has met its material obligations hereunder with respect to the RTU License (including confidentiality provisions of the Contract with respect to the Software) and has rendered all applicable Software payments in accordance with this Contract.”
14.	Delete “and acceptance thereof by Owner” from the first sentence of Section 14.1.3.
15.	Add a new Section 16 to the Contract as follows:
“SECTION 16 TRAINING.
(a) During the Amendment No. 3 Volume Commitment Term, Vendor shall make training available to Owner with respect to the operation, configuration, installation, service, maintenance and support of the Products at the price of *** per day of training per person at Vendor facilities, subject to course and class availability. Upon the request of Owner, Vendor and Owner shall agree to the time and location of any such training. Vendor training products and services are listed at the Vendor website for technical training http://www.Nortel.com/training (“Vendor Website for Technical Training”).
(b) Vendor shall make available to Owner “Training Bank Dollars”, in accordance Section 2.0 (CDMA 1XEV DO Revision 0 System Level Pricing for Existing Markets) and Section 3.0 (CDMA 1XEV DO Revision 0 Upgrade to 1XEV DO Revision A) of Attachment 1 (Optional Equipment Pricing and Programs) to Amendment No. 3, with a cumulative maximum amount of *** Training Bank Dollars to be made available to Owner under such Sections. Owner may apply any such the Training Bank Dollars toward tuition costs for Vendor’s then-available training products and services, provided that Owner notifies Vendor of its intent to apply Training Bank Dollars toward tuition costs for training prior to the first day of the respective training class. The “Training Bank Dollars” will be allocated to the Training Bank quarterly and the amount of “Training Bank Dollars” allocated will be based upon the performance criteria set forth in such Section(s) referenced above. The “Training Bank Dollars” will expire *** and have no residual cash value.
(c) The training policies as listed at the Vendor Website for Technical Training shall apply to training ordered hereunder. Vendor may change, modify, update and/or add training programs as new Products or Product features/releases are made available.
(d) Owner shall bear the cost of transportation, meals, lodging or other incidental expenses of Owner’s personnel to, from and during training.
(e) Owner shall render payment within thirty (30) days following receipt of invoice. The payment method identified in the student registration record on the first day of class is the payment method that will prevail for course charges.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

(f) The availability of any training course to Owner as set forth above shall be subject to the prerequisite policy identified by Vendor at the Vendor Website for Technical Training. Vendor’s training materials are proprietary, confidential and copyrighted information. Any use or replication of this material must have prior written consent by Vendor’s Knowledge Services organization.
THE TRAINING MATERIALS AND ANY SUPPORT OR OTHER SERVICES WHICH MAY BE PROVIDED BY VENDOR SHALL BE PROVIDED WITHOUT
WARRANTY OF ANY KIND OR NATURE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE. VENDOR DOES NOT WARRANT THAT THE TRAINING MATERIALS WILL BE ERROR-FREE OR THE STUDYING OF THE TRAINING MATERIALS WILL QUALIFY ANY PERSON TO PERFORM ANY FUNCTIONS COVERED BY THE INSTRUCTIONAL MATERIALS. VENDOR SHALL HAVE NO OBLIGATION TO UPDATE OR MONITOR THE USE, REPRODUCTION, OR DISTRIBUTION BY OWNER OR ANY THIRD PARTIES OF SUCH TRAINING MATERIALS. IN NO EVENT SHALL VENDOR BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES OF ANY NATURE WHATSOEVER WITH RESPECT TO TRAINING.”
16.	Add a new Section 18.2 (Design Criteria) to the Contract as follows:
“The design criteria mutually agreed to by Vendor and Owner for the New Amendment No. 3 Markets are set forth below (the “New Market Design Criteria”). Vendor warrants that the collective Equipment in the minimum required configurations as set forth in Exhibit A03= for each New Amendment No. 3 Market will meet the New Market Design Criteria.
New Market Design Criteria:

Year***						Year***				Equipment Capacity against Year***
		Covered		BTS		Voice Subs		Data Subs		Back-haul
Market	POP	POP		Qty		(*** pen.)		(*** pen.)		T-1		BH Erlang		BHCA
Houston	5,579,503	*	**	*	**	*	**	*	**	*	**	*	**	*	**
Temple — Killeen	388,291	*	**	*	**	*	**	*	**	*	**	*	**	*	**
San Diego	3,010,095	*	**	*	**	*	**	*	**	*	**	*	**	*	**

Total:	8,977,889	*	**	*	**	*	**	*	**	*	**	*	**	*	**

The New Market Design Criteria is based on the following Owner requirements: ***.
Vendor’s Packet MSCs (MSCe), Media Gateways and eBSCs (CBRS) Products shall, at a minimum, meet or exceed the above New Market Design Criteria in normal operating

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

conditions, provided such Products are used by Owner in accordance with the respective Product Specifications.
Each Vendor RNC Product shall support *** and capacity of *** in normal operating conditions, provided such Products are used by Owner in accordance with the respective Product Specifications.”
17.	Delete the first sentence of Section 18.1 (Product and Services Warranty) and replace it with the following:
“Vendor warrants that, with respect to the Products and Services furnished under this Contract for a period of *** from the date of shipment (the “Warranty Period”), such Products and Services will be free of Defects and Deficiencies and shall conform to the applicable portions of the Specifications (the “Products and Services Warranty”).”
18.	Delete the first sentence of Section 22.1 (Title) of the Contract and replace it with the following: “Title and risk of loss for ordered hardware shall pass from Vendor to Owner upon delivery to the carrier for shipment to Owner’s initial designated delivery location.”
19.	Delete Section 24.1 (Termination Without Cause) in its entirety and replace it with the following:
“24.1 Termination Without Cause. [Deleted]”
20.	Section 26.29 of the Contract shall be deleted in its entirety and replaced with the following:
“26.29 Survival. Notwithstanding any expiration or termination of this Contract, the provisions of Sections 2.8, 4.8, 12, 13, 14 (excluding Section 14.4, which shall terminate upon the earlier of (i) four (4) years from the effective date of Amendment No. 3, and (ii) one year after Contract termination by Owner), 15, 18, 20, 26.18 and 26.23 and any other provision that based on its content is intended to survive shall continue in full force and effect.
OWNER AND VENDOR HAVE READ THIS CONTRACT INCLUDING ALL SCHEDULES AND EXHIBITS HERETO AND AGREE TO BE BOUND BY ALL THE TERMS AND CONDITIONS HEREOF AND THEREOF.”
21.	Add a new sentence to Section 1.2 (Annual Software Maintenance Fees) of Exhibit A02 to the Contract (as re-named via Amendment No. 2 to this Contract) as follows: “Vendor’s annual license fees also specifically exclude the following optional Software features:
***.”
The parties hereby agree and acknowledge that such sentence regarding Software feature exclusions shall retroactively apply to the Contract as of the effective date of Amendment No. 2. As shown in the new Exhibit A02 to the Contract added via this Amendment No. 3, such optional features shall also be excluded from the features made available to

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

Owner under the Annual Software Maintenance Fees as of the effective date of Amendment No. 3.
22.	Delete Exhibits A01 and A02 to the Contract in their entirety and replace with the new Exhibits A01, A02, A03 and A04, attached hereto.
23.	Delete Exhibits B, D and E to the Contract in their entirety and replace them with the new Exhibits B, D and E, respectively, attached hereto.
24.	The following Exhibits, attached hereto as Attachments 1 through 6, shall be added to the Contract and incorporated therein:
•	Attachment 1, (Optional Equipment Pricing and Programs)

•	Attachment 2, Exhibit A01 (Pricing Discounts)

•	Attachment 3, Exhibit A02 (Software Pricing)

•	Attachment 4, Exhibit A03 (Amendment No. 3 Initial Build-Out Pricing (Voice))

•	Attachment 5, Exhibit A04 (Amendment No. 3 Initial Build-Out Pricing (DORA))

•	Attachment 6, Exhibit B (Cancellation Charges for Products and Services)

•	Attachment 7, Exhibit D (Purchase Order Address)

•	Attachment 8, Exhibit E (Lead Times/Intervals)

•	Attachment 9, Exhibit J (Amendment No. 3 New Market Technical Points)
25.	Except as specifically modified by Amendment No. 3, the Contract in all other respects shall continue in full force and effect.
[Remainder of page is intentionally left blank.]
Nortel Confidential and Proprietary Information

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.		NORTEL NETWORKS INC.

By:	/s/ Glenn Umetsu	By:	/s/ James A. illegible

Name:	Glenn Umetsu (Type/Print)	Name:	James A. illegible (Type/Print)
Title:	EVP & CTO	Title:	VP Carrier Networks

Date:	October 6, 2005	Date:	October 11, 2005
Tax ID: 33-0879924
Address: 10307 Pacific Center Court, San Diego, CA 92009
Nortel Confidential and Proprietary Information

ATTACHMENT 1 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
OPTIONAL EQUIPMENT PRICING AND PROGRAMS
In consideration in part of Owner’s Amendment No. 3 Volume Commitment and other commitments by Owner as set forth in Amendment No. 3, Vendor will make available to Owner, for a period of *** from the effective date of Amendment No. 3, the following pricing incentives, unless a different time period is set forth below. Any Software priced hereunder shall be used by Owner only in accordance with the Software licensing provisions of the Contract. In order to qualify for any of the programs listed below that involve the return of certain products, such products must be free and clear of any liens and encumbrances and returned in good and workmanlike condition, excluding normal wear and tear.
***  [5 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

ATTACHMENT 2 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT A01
EXHIBIT A01
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
PRICING DISCOUNTS
***
[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communication
New Amendment No. 3 Markets — BTS
Pricing

Date:	September 20, 2005

Description	Net Price
***	***
***  [8 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

ATTACHMENT 3 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT A02
EXHIBIT A02
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
SOFTWARE PRICING
***  [2 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

ATTACHMENT 4 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT A03
EXHIBIT A03
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
INITIAL BUILD-OUT (VOICE)
PRICING FOR NEW AMENDMENT NO. 3 MARKETS
***
[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc. — Initial Build-Out

Net Amendment No. 3 Markets — Houston

Proposal Prepared By:

Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005081718.1
Date:	September 20, 2005
***  [1 page redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc. — Initial Build-Out

Net Amendment No. 3 Markets — Houston

Proposal Prepared By:

Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005081718.1
Date:	September 20, 2005

***  [15 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc. — Initial Build-Out

New Amendment No. 3 Markets — San Diego

Proposal Prepared By:

Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005032814.7R10
Date:	September 20, 2005

***  [1 page redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc. — Initial Build-Out

Net Amendment No. 3 Markets — San Diego

Proposal Prepared By:

Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005032814.7R10
Date:	September 20, 2005
***  [13 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc. — Initial Build-Out

New Amendment No. 3 Markets — Temple-Killeen

Proposal Prepared By:

Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005081717.1
Date:	September 20, 2005

***  [1 page redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]

Nortel Networks Confidential

Customer:	Cricket Communications, Inc. — Initial Build-Out

New Amendment No. 3 Markets — Temple_Killeen

Proposal Prepared By:

Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005081717.1
Date:	September 20, 2005

***  [7 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

ATTACHMENT 5 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT A04
EXHIBIT A04
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
INITIAL BUILD-OUT (1xEV-DO)
PRICING FOR NEW AMENDMENT NO. 3 MARKETS
***  [1 page redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc.

New Amendment No. 3 Markets - 1xEV-DO

Proposal Prepared By:

Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005071913.7R6
Date:	September 20, 2005
***  [1 page redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc.

New Amendment No. 3 Market – Houston - 1xEV-DO

Proposal Prepared By:

Jack Johnson/ Kim Tovy	Account Manager	(972) 684-2286/(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number: Date:	B2005071913.7R6 September 20, 2005
*** [1 page redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc.

New Amendment No. 3 Market – Temple/Killeen - 1xEV-DO

Proposal Prepared By:

Jack Johnson/ Kim Tovy	Account Manager	(972) 684-2286/(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005071913.7R6
Date:	September 20, 2005
*** [1 page redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

[Nortel Logo]
Nortel Networks Confidential

Customer:	Cricket Communications, Inc.

New Amendment No. 3 Market – San Diego - 1xEV-DO

Proposal Prepared By:

Jack Johnson/ Kim Tovy	Account Manager	(972) 684-2286/(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005071913.7R6
Date:	September 20, 2005
*** [3 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

ATTACHMENT 6 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT B
CANCELLATION CHARGES FOR PRODUCTS AND SERVICES
EXHIBIT B
TO THE
CRICKET COMMUNICATIONS, INC.
SYSTEM EQUIPMENT PURCHASE AGREEMENT
CANCELLATION CHARGES FOR PRODUCTS AND SERVICES
1.0	Cancellations of Products.

1.1	If Owner cancels all or part of an Order for Products being engineered and installed by Nortel Networks, Owner shall pay Nortel Networks a cancellation charge for each Product that has been cancelled in accordance with the following schedule:
***.
In the event Owner cancels all or part of an Order for furnish only Products, Owner shall pay Nortel Networks a cancellation charge for each Product that has been cancelled in accordance with the following schedule.
***.
1.3	Owner may not cancel a Purchase Order subsequent to the date the Product is shipped.

2.0	Cancellation of Services

2.1	In accordance with Section 11.2 of the Agreement, Owner may cancel any Purchase Order relating to Services prior to Vendor’s completion. ***.

3.0	Any cancellation charges due to Vendor pursuant to this Exhibit shall be invoiced upon receipt of Owner’s written cancellation notice.

4.0	The payment of the charges described in this Exhibit shall be Vendor’s sole remedy and Owner’s sole obligation for such canceled Purchase Order(s).

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

ATTACHMENT 7 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT D
PURCHASE ORDER ADDRESS
EXHIBIT D
TO THE
CRICKET COMMUNICATIONS, INC.
SYSTEM EQUIPMENT PURCHASE AGREEMENT
PURCHASE ORDER ADDRESS
All Purchase Orders shall be sent to the Vendor at the following address in accordance with Section 3.1 of the Agreement:
Nortel Networks Inc.
2370 Performance Drive
Mail Stop: 08702B30
Richardson, Texas
75082
FAX: 1-800-570-0909
Attn: Evelyn Daigneault
Nortel Confidential and Proprietary Information

ATTACHMENT 8 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT E
LEAD TIMES/INTERVALS
EXHIBIT E
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
LEAD TIMES/INTERVALS
•	Interval for CDMA MTX Initial host jobs that require only MTS (Made to Stock) and/or B/E frames (Back End frames)

The supported interval for forecasted orders is 9 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.

•	Interval for CDMA MTX Initial host jobs that require MTO (Made to Order) frames

The supported interval for forecasted orders is 10 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.

•	Interval for CDMA MTX Extension jobs

The supported interval for forecasted orders is 8 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.

•	Interval for CDMA BTS’s & BTS’s expansions

The supported interval for forecasted orders is 6 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.

Interval for CDMA EV-DO
The supported interval for forecasted orders is 10 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.
Nortel Confidential and Proprietary Information

•	Interval for CDMA BSC jobs & BSC expansions

The supported interval for forecasted orders is 9 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.

Interval for CDMA CBRS BSC
The supported interval for forecasted orders is 9 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.

•	Interval for CDMA BSM, PDSN

The supported interval for forecasted orders is 9 weeks from the date of Vendor’s acceptance of the applicable Purchase Order to the date the Product is shipped. Add an additional 8 weeks if not a forecasted order.
Vendor’s obligation to support the intervals listed above assumes Vendor’s receipt of Owner’s forecast in accordance with Section 3.4 of the Agreement.
Nortel Confidential and Proprietary Information

ATTACHMENT 9 TO AMENDMENT NO. 3 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
EXHIBIT J
AMENDMENT NO. 3 NEW MARKET TECHNICAL POINTS
In consideration in part of Owner’s Amendment No. 3 Volume Commitment and other commitments by Owner as set forth in Amendment No. 3, the parties hereby agree as follows:
          *** [2 pages redacted]

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information